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                                                                   EXHIBIT 10.18

                   MASTER ASSEMBLY AND DISTRIBUTION AGREEMENT

         THIS MASTER ASSEMBLY AND DISTRIBUTION AGREEMENT (this "Agreement") is entered into and shall be effective as of the 27th day of July, 2000, by and between IKON Office Solutions, Inc., an Ohio, U.S.A. corporation having its principal place of business at 70 Valley Stream Parkway, Malvern, PA 19355 (hereinafter "IKON"), and T/R SYSTEMS, INC., a Georgia, U.S.A. corporation having its principal place of business at 1300 Oakbrook Drive, Norcross, Georgia, U. S. A. 30093 (hereinafter "T/R").

                                    RECITALS:

         a. T/R has designed and developed, and currently assembles, distributes and sells, a proprietary commercial printing system known as the MicroPress(R) Cluster Printing System, which as of the date of this Agreement includes MicroPress(R) Release 5.0.

         b. T/R has proprietary skills, know-how, technology, inclusive of trade secrets and other know-how, and patent rights applicable to the product architecture, development, design, assembly, manufacturing, connectivity, production and distribution of the MicroPress(R) commercial printing system.

         c. IKON desires to license certain rights and properties from T/R so as to permit IKON to complete the assembly of MicroPress(R) commercial printing systems, and to purchase certain equipment from T/R to incorporate into such products, with such products to be distributed and sold by IKON and either marked or identified with trademarks owned, possessed or controlled by IKON marked or identified with trademarks of a party other than IKON or for "private label" distribution. This method of distribution shall involve the assembly of Systems by IKON.

         d. To accommodate the foregoing agreements, and to effect certain other agreements and undertakings between T/R and IKON, such parties have entered into this Agreement.

                  NOW, THEREFORE, the parties hereby agree as follows:

         1.       DEFINITIONS.

                  1.1 "Confidential Information" means information of T/R including, but not limited to, technical or non-technical data, Know-how, trade secrets, skills and processes, from which T/R derives economic value by such information not being generally known to, and not being readily ascertainable by proper means, by third parties, but excluding any such information which (i) is publicly available through no fault of the receiving party; (ii) is in the receiving party's possession free of any obligation of confidence to T/R at the time it was


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communicated to the receiving party; (iii) is received independently from a third party who is free to disclose such information; or (iv) is demonstrated to have been subsequently and independently developed by the receiving party without the use of confidential information of T/R.

                  1.2 "Customer" means any Person that acquires Systems from IKON for its own use or for sale, lease or other disposition.

                  1.3      "Deliverables has the meaning set forth in Section
4 hereof.

                  1.4 "End User" means a Person that acquires a System directly from IKON or indirectly from a Customer of IKON, and uses the System for any purpose.

                  1.5 "Improvement" means any and all derivatives, improvements or betterments of the Licensed Intellectual Property Rights made by T/R or any other Person, including all intellectual property rights pertaining thereto, including patent rights, copyright rights, trade secrets, know-how or similar rights recognized under applicable law, and all technical information, including, but not limited to computer programming code, including object code and source code as well as associated procedural code, microcode, firmware, programmable array logic, algorithms, programs, routines, subroutines, designs, plans, methods, processes, systems, concepts, ideas, formulae, flow charts, descriptions, schematics, lay-out drawings, assembly drawings, printed circuit patterns, specifications, parts lists and inspection and test procedures, experiments and inventions associated therewith.

                  1.6 "Know-how" means knowledge, information, inventions (other than those embodied in the Patent Rights), trade secrets and systems used in the design, development, manufacture, assembly, servicing or testing of the MicroPress(R) commercial printing system.

                  1.7 "License" means the license granted by T/R to IKON pursuant to this Agreement.

                  1.8 "Licensed Intellectual Property Rights" means the following rights, knowledge, know-how and similar intellectual property owned by T/R and used in the design, development, manufacture, assembly, servicing or testing of the System or any portion thereof:

                           (a)      Patent Rights;

                           (b) Copyright rights and applications therefor (including the right to make derivative works);

                           (c)      Trade secrets;

                           (d)      Know-how and any other proprietary
                                    information; and


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                           (e)      All Improvements.

                  1.9 "IKON Orders" has the meaning set forth in Section 4 hereof.

                  1.10 "Patent Rights" means all T/R patents (including applications therefore) pertaining to the Territory, whether now or hereafter issued, containing a claim or claims in whole or in part covering the design, development, use or manufacture of the System or any portion thereof, and all Improvements thereto that become the subject of a patent application.

                  1.11 "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, government, governmental agency or any other entity.

                  1.12 "Subsidiary" means a corporation or other entity of which more than 50% of the shares of the outstanding stock (representing the right to vote for the election of directors or other managing authority) are now or hereafter owned or controlled, directly or indirectly, by a party hereto, but such corporation or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

                  1.13 "System" means commercial printing systems to be assembled by or for IKON pursuant to the License and to incorporate the Deliverables, all as more particularly described on Schedule A-1 hereto, or as used herein as context may require, any portion thereof.

                  1.14 "Technical Assistance" means the technical assistance to be provided by T/R to IKON as provided in Section 3 hereof.

                  1.15 "Territory" shall mean the territory defined by connectivity project as defined in Schedule A.

         2.       LICENSE.

                  2.1 Grant. Subject to the terms and conditions hereof, T/R hereby grants to IKON and IKON hereby accepts from T/R a license entitling IKON during the term of said license to use, on a non-exclusive basis (except as otherwise provided below), the Licensed Intellectual Property Rights to complete and effect the assembly of the Systems and to distribute, sell or lease the Systems to Customers for use by End Users located in the Territory.

                  2.2 No Sublicenses. This Agreement does not grant, license or permit (either expressly or by implication) IKON to transfer, assign, sell, give, license, sub-license, or in any way permit the use of the Licensed Intellectual Property Rights, by or to any Person, other than (i) any of its Subsidiaries for the sole purpose of assembling the Systems, or any components or subassemblies thereof; or (ii) any other third party under IKON's supervision for



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the sole purpose of assembling the Systems or any components or subassemblies thereof, for supply only to IKON. If IKON becomes aware, or gains reasonable suspicion, of the unauthorized use or exercise of the Licensed Intellectual Property Rights by any Person, then IKON shall forthwith notify T/R in writing and cooperate with T/R, and at T/R 's discretion, to abate or terminate such unauthorized use or actions.

                  2.3 No Other Licenses. No license or right is granted under this Agreement by T/R to IKON by implication, estoppel or otherwise, except as expressly set forth in this Agreement and IKON may not use the corporate names, trademarks, trade names, service marks, or logos of T/R without the prior written consent of .

                  2.4 Labeling. IKON shall apply to the Systems assembled for sale by or for IKON to Customers a statement reasonably located and sized, identifying the fact that the Systems are assembled under license from T/R and, as applicable, are subject to patents or patents pending, and which shall identify by number any issued patents which are part of the Patent Rights. Such statement, and its proposed location and size, shall be submitted to T/R by IKON in advance of its use for pre-approval by T/R, which approval may not be unreasonably withheld.

                  2.5 Limitation on Use. IKON shall not use the Patent Rights, the Know-how, the Licensed Intellectual Property Rights or any other T/R technology, for any purpose or purposes other than those expressly permitted under the License.

                  2.6 Development; Exclusive Rights. The parties acknowledge that, in connection with this Agreement, T/R has developed a customized, proprietary application for IKON which is designed to adapt the T/R MicroPress to the Canon imageRunner 110 product (the "Canon 110"). Notwithstanding anything to the contrary contained in this Agreement, T/R agrees that IKON is the sole and exclusive owner of all intellectual property relating to such application (the "Development"). T/R shall cooperate with IKON's efforts to protect and preserve its rights in and to the Development, and agrees that it will not, without the prior consent of IKON (which shall not be unreasonably withheld) develop any comparable adoption or application for the Canon 110 (or any direct successor thereof) for any third party. Such exclusivity shall provide IKON with and include, without limitation, the right to integrate (i) all IKON Digital Express 2000 products and services with MicroPress, and (ii) accounting software packages developed by or for IKON with MicroPress for purposes of, among other things, tracking and costing print projects. T/R agrees not to grant or convey any right or license of any nature which is inconsistent in any respect with the foregoing exclusivity rights (which shall continue at all times during the term of this Agreement) without the prior written consent of IKON.

         3. TECHNICAL ASSISTANCE. To effectuate the purposes of this Agreement, upon the reasonable request by IKON and subject to the terms and conditions of the License, T/R, employing the Licensed Intellectual Property Rights, shall consult with IKON with respect to (i) the design and operation of the Systems, inclusive of the selection and design of print engine


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therefore; (ii) IKON's assembling of the Systems for mass distribution; (iii)
IKON's initiation of assembling for commercial production of the Systems; (iv) IKON's outsourcing plans and operations; (v) IKON's current and future device connectivity to the System; and (vi) similar matters related thereto. In addition to consulting, T/R shall provide standard training for IKON personnel, upon the reasonable request of IKON. Each of T/R and IKON will appoint and assign a lead technical liaison to interact and support the technical interface between T/R and IKON. The initial connectivity project is specified on Schedule A-1, along with other particulars concerning same. Additional device connectivity projects requested by IKON and agreed to by T/R shall be reflected on further schedules numbered A-2, A-3 and so forth ( each a connectivity project).

         4. DELIVERABLES. For each System, T/R shall deliver, in accordance with license/purchase orders made by IKON ("IKON Orders"), from time to time and subject to availability, the following items constituting software and related technology and communications hardware (and which items are defined herein as the "Deliverables"):

                  (a) Technology and Software Packages, which shall include the software in executable code and other technology, employing the Licensed Intellectual Property Rights, and providing the software and related technology principally required for operation of the Systems to be distributed by IKON pursuant to this Agreement;

                  (b) Printlinks communication hardware used in and constituting a part of the Systems consisting of boards including print adaptors and host adaptors; and

                  (c) MicroPress(R) ClusterServers with pre-configured software packages and host adaptors.

The Deliverables shall include, as appropriate, certain English language documentation related thereto prepared by or for T/R. The Deliverables shall be delivered F.O.B. T/R's warehouse in Norcross, GA if the Deliverables are to be shipped to a destination in North America or F.O.B. U.S.A. Port (i.e., Savannah, Georgia or comparable) for other international shipments. All risk of loss shall be conveyed and passed to IKON upon delivery of the Deliverables to IKON or its carrier or other agent. To the extent any of the Deliverables includes Licensed Intellectual Property Rights, including without limitation, software, codes, Know-how, Patent Rights, Licensed Intellectual Property Rights and other such rights, no title will pass to IKON but rather such property will be deemed licensed pursuant to the License. Title will pass to IKON as to hardware, media and other items included within the Deliverables which do not constitute nor comprise Licensed Intellectual Property Rights.

Notwithstanding the foregoing, IKON may, pursuant to any IKON Order, request only one or more individual components of the Deliverables. For example, IKON may from time to time request only MicroPress ClusterServers with pre-configured software packages and host



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adapters and, at the same time, elect not to request communications hardware or
Technology and Software Packages. Nothing in this Agreement shall be deemed to require IKON to obtain all related technology and communications hardware included as part of the standard Deliverables package directly from T/R.

          5.      PAYMENTS.

                  5.1 Technology Access Fee. In exchange for T/R's agreement to grant the License in respect of the Licensed Intellectual Property Rights, and in part for T/R's agreement to provide the Technical Assistance pursuant to Section 3 hereof, IKON shall pay T/R non-refundable technology access fee as specified on Schedule A-1, in respect of the initial Connectivity Project, [***]. Additional technology access fees shall be payable in respect of additional Connectivity Projects if any, as specified in Schedule A-1 applicable thereto. T/R agrees to develop the connectivity in cooperation with IKON. Once developed the connectivity will be subject to inspection as agreed by the parties. Such inspection will include appropriate testing. T/R will perform the initial testing and provide a report which will be subject to IKON's approval, which approval may not be unreasonably withheld.

                  5.2 License Fees and Equipment Purchase Price. For each Deliverable, the license fees or equipment purchase price amounts, as the case may be, are per the T/R Systems published price list for the Territory as in effect from time to time, which price list is subject to change from time to time by T/R. Any change in T/R Systems Price List will be effective as to IKON Orders received after [***] days of the issuance (to IKON in writing) of such revised price list.

                  5.3 Consulting, Training Compensation. As compensation for the consulting and training required to be provided as Technical Assistance pursuant to Section 3 hereof, IKON shall compensate T/R at T/R's standard rates as in effect from time to time for consulting, and at T/R's standard rates as in effect from time to time for training. In addition, IKON shall reimburse T/R's reasonable travel and living expenses incurred in connection with such consulting and training, if and only to the extent necessary and approved in advance by IKON. T/R's standard per diem rates are subject to change from time to time by T/R. T/R's [***] rates as of the date of this Agreement are as follows: Training $[***], Engineer $[***], Senior Engineer $[***], Managing Engineer $[***] and Chief Technology Officer $[***]. One training session of up to [***] will be provided [***] to IKON (other than travel and living expenses) at a mutually agreed time and location upon initial completion of each Connectivity Project.

         6.      PAYMENTS. Payments for technology access fees pursuant to
Section 5.1, for license fees and equipment purchase price amounts in respect of the Deliverables pursuant to Section 5.2, for consulting and training pursuant to Section 5.3 and for maintenance pursuant to Section 9 shall be due and payable by IKON [***] days from the bill of lading date for


*** Confidential information has been omitted and filed separately with the Commission.


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shipments and [***] days from date of receipt of invoice for technology access fees or consulting services, unless such payments are otherwise subject to a good faith dispute between the parties. Unless otherwise agreed by T/R in writing, all payments by IKON shall be remitted in immediately available U.S. Dollars. Following notice from T/R, a late payment charge of one and one-half percent (1.5%) per month may be charged upon unpaid balances due for more than [***] days (and not otherwise subject to a good faith dispute). All pricing and fees under this Agreement are exclusive of taxes. Except for taxes based on T/R's net income, IKON shall pay any national, federal, state, county, local or other governmental taxes, fees or duties now or hereafter imposed on the licensing, export, use or possession of the Licensed Intellectual Property Rights and the Deliverables or any other transaction contemplated by this Agreement, as well as any penalties or interest thereon. Notwithstanding anything in this Agreement to the contrary, if, under any applicable law, IKON is required to withhold tax or any other amount from any payment to T/R, the amount due to T/R shall be increased to the amount T/R would have received if no withholding had been required.

         7.       IKON ORDERS.

                  7.1 Orders. The terms and conditions of this Agreement shall apply to all IKON Orders submitted to T/R and supersede any different or additional terms contained on IKON's Orders. IKON Orders are solely for the purpose of requesting delivery dates and quantities. All orders are subject to acceptance by T/R. T/R shall use reasonable efforts to provide for delivery of accepted IKON Orders but shall not be liable to IKON or any third party for any delay, error or failure in filling any such orders. T/R may allocate among its customers and for its own use or sale available Deliverables, as deemed equitable by T/R in its reasonable discretion.

                  7.2 Order Policy. IKON shall submit written orders to T/R. All orders shall specify: (a) the quantities and descriptions of the Products; and b) requested delivery dates and shipping instructions. Orders shall be placed sixty (60) days in advance of the start of a quarter. Quarters start on January 1, April 1, July 1 and October 1. Orders will be placed by the 10th day of the month (or the next business day if the 10th is a holiday) sixty days in advance of the required shipment date from T/R's facility. Order quantities will be for a quarterly quantity representing three months supply. The quantity for the first month of the quarter will be a firm actual order quantity. Order quantities for months two and three of the quarter are forecasted quantities which will be confirmed as actual order quantities sixty days in advance. Forecasted order quantities may be adjusted plus or minus 25% (twenty-five percent) at the time of confirmation.

                  7.3 The order procedures for "Spare Parts" are subject to the Spare Parts ordering policies contained in Schedule B.

         8. MINIMUM PURCHASES. During the term of this Agreement, IKON agrees to license and/or purchase, as the case may be, Deliverables for Systems in the per annum

*** Confidential information has been omitted and filed separately with the Commission.


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quantities specified in Schedule A-1. Minimum purchase requirements commence on completion of connectivity work by T/R.

         9. MAINTENANCE. T/R shall provide IKON (not IKON Customers or End Users), at no charge, with unlimited software updates, upgrades, enhancements, major software releases and telephone support for an annual maintenance charge per System. A maintenance charge at an annual rate of [***] percent ([***]%) is due and payable quarterly as described below in respect of System purchases (including equipment purchases and license fees). The maintenance charge is payable on the 15th day of January, April, July and October in respect of the calendar quarter ending December 31, March 31, June 30 and September 30, respectively, and such quarterly payment shall equal [***] percent ([***]%) of the license fees and equipment purchase price amounts paid or payable in respect of Deliverables ordered during such calendar quarter and the same calendar quarter of each of the previous two years of this Agreement. Such fee is only for maintenance provided in the quarter the fee is payable.

         10.      OWNERSHIP AND PROPRIETARY RIGHTS.

                  10.1 Ownership. T/R represents that it has all rights in and to copyrights, trade secrets, patent rights and other intellectual property rights associated with the Licensed Intellectual Property Rights and the Deliverables as are necessary to license the Licensed Intellectual Property Rights and license and/or sell the Deliverables, as the case may be, under and pursuant to this Agreement and that the Licensed Intellectual Property Rights and the Deliverables do not, and will not, infringe upon any intellectual property or proprietary right of any third party.

                  10.2 Proprietary Rights. IKON acknowledges that the Confidential Information constitutes valuable trade secrets and confidential information of T/R. Ownership of all applicable copyrights, trade secrets, patents and other intellectual property rights in the Licensed Intellectual Property Rights and the Deliverables shall remain vested in T/R. Title to all Licensed Intellectual Property Rights shall remain with T/R. IKON shall not use or disclose the Confidential Information, except as expressly permitted by this Agreement. IKON shall not remove T/R's copyright notices, restricted rights legends or any other notices from the Deliverables and such notices shall appear on all tapes, diskettes and other tangible media distributed by IKON containing the Licensed Intellectual Property Rights or constituting the Deliverables.

                  10.3 Unauthorized Use or Copying. Except as expressly permitted hereunder, IKON shall not copy, modify or reproduce the Deliverables in any way, nor shall it permit third parties to do so. IKON shall fully cooperate with T/R in any action relating to enforcement of T/R's proprietary rights.

                  10.4 End User License. IKON shall only distribute the Deliverables to Customers for delivery to End Users in the Territory. IKON shall inform the End User of the terms and conditions of the purchase of the Deliverables and the Licensed software. The terms


*** Confidential information has been omitted and filed separately with the Commission.


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and conditions of the End-User Software License are in Schedule C. IKON shall make no representations or warranties on behalf of T/R. IKON shall make no representations to Customers or End Users or other third parties regarding the Deliverables except as set forth in the applicable documentation therefore provided by T/R. IKON will be responsible for all conversions, translations and localizations necessary for use of the Deliverables by End Users in the various countries included within the Territory, and shall assume and fulfill any responsibility therefore of T/R imposed by local law or regulation. T/R will schedule and provide software translation/localization services on a fee basis for each translation/localization project.

                  10.5 Third Party Software. To the extent the software included within the Deliverables constitutes software or other technology rights owned by a third party and licensed to T/R, such software, and its sublicense to IKON by T/R hereunder, is subject to all terms and conditions, including where required, approval rights, of such third party license agreements.

                  10.6 Security. The software included within the Deliverables will be protected by a security mechanism known as a "dongle." IKON may copy the software for distribution with T/R supplying the "dongle" for the software for each System. IKON will ensure that such security mechanisms remain intact and that such software remains secure from unauthorized copying, reverse engineering and reverse compiling and unauthorized distribution. IKON will instruct its Customers to adhere to such security mechanisms.

                  10.7 Indemnification. IKON agrees to indemnify and hold harmless T/R from and against any claim, injury, loss or expense, including attorneys' fees, incurred by T/R to the extent caused by and arising out of (a) the failure of IKON to comply with the provisions of Section 10, (b) any misrepresentations of IKON relating to the Deliverables or (c) any other wrongful conduct of IKON or its agents. T/R agrees to indemnify and hold harmless IKON from and against any claim, injury, loss or expense, including attorneys' fees, incurred by IKON to the extent caused by and arising out of (a) any breach by T/R of its representations or warranties under this Agreement and/or with respect to the Licensed Intellectual Property Rights or Deliverables, (b) any infringement of the Licensed Intellectual Property Rights or Deliverables on any intellectual property or proprietary right of any third party (in the manner set forth in and subject to Section 15 below), and/or (c) any wrongful conduct of T/R or its agents.

         11.      WARRANTY.

                  11.1 T/R warrants to IKON that all hardware and equipment provided by T/R to IKON, with the exception of PrintStations and MicroScanners sold to IKON, pursuant to this Agreement will be free from defects and errors, and will conform to and comply with any and all specifications and written documentation provided by T/R, for a period of [***], from initial delivery. Should any defect in workmanship or material appear within such warranty period T/R will promptly (upon written notification


*** Confidential information has been omitted and filed separately with the Commission.


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 thereof, and provided that the hardware and equipment have been stored, installed, maintained and operated in accordance with T/R's written requirements that the defect(s) have not arisen from unauthorized repair, modification, or improper connection by mechanical or electrical means to any other piece of equipment or device) correct such defect(s) by suitable repair or replacement at T/R's facilities, or at the place of business of 's designated local representative, or at T/R's place of business, at T/R's option. If T/R is unable to promptly repair such defects to the reasonable satisfaction of IKON, T/R will immediately replace such hardware or equipment, or refund any and all sums paid to T/R with respect thereto, at the option of IKON. T/R warrants to IKON only that the PrintStations and MicroScanners sold to IKON pursuant to this Agreement will be free of material defects for a period of [***] from initial delivery.

                  All returns to T/R or its representative must be shipped prepaid. T/R assumes no risk of loss or damage prior to acceptance of delivery. Return shipment will not be prepaid by T/R if inspection fails to disclose a warranted defect. It is agreed between the parties that the foregoing shall be IKON's exclusive remedy for warranted defects.

                  The sole purpose of this exclusive remedy shall be to provide IKON with free repair and replacement of the defective parts in the manner provided herein, and the hardware and equipment shall not be deemed to have failed of its essential purpose so long as T/R is willing and able to repair or replace defective parts in the described manner or refund the sums paid with respect thereto.

                  THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF (AND T/R DISCLAIMS) ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE OR OTHER WARRANTY OF QUALITY OR PERFORMANCE, WHETHER EXPRESSED OR IMPLIED.

         IKON shall be fully responsible for any warranty claims, expressed or implied, made by IKON and brought by its End-Users which are inconsistent with those specified by T/R or set forth in the applicable documentation provided by T/R, and shall hold T/R harmless with regard to same.

                  11.2 Licensed Software Warranty Except as otherwise provided herein, T/R makes no warranties with regard to the Licensed Intellectual Property Rights, other than the warranties offered in the End User Software License, including all warranties of merchantability and fitness for a particular purpose. Except as therein expressly provided, such software is provided to IKON on an "as-is" basis.

                  11.3     Product Liability

                           (a)      If any product liability accident occurs out
of or in relation to Deliverables or Systems, T/R shall cooperate with IKON in the investigation of causes and defending on such accident.

*** Confidential information has been omitted and filed separately with the Commission.


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                           (b)      Should any claim or suit be made or filed
for damages of product liability accident in relation to Deliverables or Systems as a result of any defect in Deliverables or Systems, T/R shall undertake the sole and complete defense of any such claim or suit at its own expense and responsibility, and indemnify IKON against all such claims, suits, damages and costs suffered or incurred by IKON. T/R shall investigate and study the possibility of recurrence of the product liability accident due to the same cause and report the result of such investigation to IKON; and T/R shall take proper and reasonable measures, at its own expenses and responsibility, to prevent the recurrence if the recurrence is foreseen as a result of the investigation. In the course of defense of claim or suit or measures of prevention of recurrence, T/R shall pay attention not to discredit IKON's name or trust, and shall consult with IKON in determining method of defense or preventive measures, although such defense or preventive methods shall be finally determined by T/R.

                           (c)      Notwithstanding the foregoing, T/R shall not
be liable for any claim suit of product liability which is based on defect or failure caused by; 1) any unauthorized modifications to the deliverables or systems or 2) documentation prepared made by other party than T/R or 3) specifications designated by IKON which are inconsistent with those specified by T/R or set forth in the applicable documentation provided by T/R or 4) use or combination of Deliverables or Systems with any hardware or software which is not intended or designated by T/R.

         12.      LIMITATION OF REMEDIES.

                  12.1 THE SOLE REMEDIES FOR BREACH OF ANY AND ALL WARRANTIES AND THE SOLE REMEDIES FOR T/R'S LIABILITY OF ANY KIND FOR SERVICES PROVIDED PURSUANT TO THIS AGREEMENT AND ANY OTHER PERFORMANCE BY T/R UNDER OR PURSUANT TO THIS AGREEMENT SHALL BE LIMITED TO THIS AGREEMENT AND THE ATTACHMENTS HERETO. EXCEPT WITH RESPECT TO THE INDEMNIFICATION OBLIGATIONS OF T/R HEREUNDER, IN NO EVENT SHALL T/R'S LIABILITY TO IKON FOR DAMAGES OF ANY NATURE EXCEED THE TOTAL CHARGES PAID FOR THE PRODUCTS OR SERVICE UPON WHICH SUCH LIABILITY IS BASED.

                  12.2 THE PARTIES AGREE THAT NEITHER SHALL BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR FOR THE LOSS OF PROFIT, REVENUE, PRODUCTS OR SERVICES EVEN IF SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE.

                  12.3 IKON agrees that T/R shall not have any responsibility for any equipment, service, hardware, software, or other items provided with or incorporated into the Product(s) by any persons other than T/R.

         13. SUPPLY AGREEMENT. Subsequent to the execution and delivery of this Agreement, IKON agrees, if T/R requests, to enter into a mutually acceptable Supply Agreement with T/R in customary form which will provide for the purchase by T/R of printers, and the devices and components thereof, for re-distribution and sale by T/R. The prices therefore shall not exceed [***] percent ([***]%) of IKON's then prevailing standard price for sale of Systems, and the devices and components thereof, to its dealer Customers.

         14.      TERM AND TERMINATION.

                  14.1 Expiration. This Agreement shall commence on the date set forth above and shall continue for an initial term of three (3) years. Thereafter, this Agreement shall be automatically renewed for additional terms of one (1) year unless either party serves written notice, at least ninety (90) days prior to the expiration of the initial term or any renewal term, of its intention not to renew.

                  14.2 T/R Termination. This Agreement may be terminated by T/R under any of the following conditions:

                           (a)    if IKON shall be declared insolvent or
bankrupt;

                           (b)    if a petition is filed in any court and not
dismissed in ninety (90) days to declare IKON bankrupt or for a reorganization under the Bankruptcy Law or any similar statute;

                           (c)    if a trustee in Bankruptcy or a receiver or
similar entity is appointed for IKON;

                           (d)    if IKON does not pay T/R within sixty (60)
days from receipt of a T/R invoice, following written notice of such failure and a reasonable opportunity to cure; or

                           (e)    if IKON commits a material breach of this
Agreement which is not cured by IKON within [***] days after notice of such breach is given by T/R.

                   14.3 IKON Termination. This Agreement may be terminated by IKON (I) if T/R is declared bankrupt or insolvent, (ii) if a petition is filed in any court and not dismissed in ninety (90) days to declare T/R bankrupt or for a reorganization under the Bankruptcy Law or any similar statute; if a trustee in Bankruptcy or a receiver or similar entity is appointed for T/R,
(iii) upon a material breach by T/R which is not cured by T/R within [***] days after notice of such breach is given by IKON.

                  14.4 EFFECT OF TERMINATION Upon expiration or termination of this Agreement:

                           (a)      T/R may stop accepting any orders from IKON;

                           (b)      IKON shall promptly (i) pay to T/R all
amounts remaining due under any contract or purchase order, (ii) remove from IKON's premises all signs advertising the Systems

*** Confidential information has been omitted and filed separately with the Commission.

or the Trademarks, (iii) cease to engage in advertising or promotional activities concerning the Products and the use of Trademarks, (iv) cease to represent in any manner that IKON has been designated by T/R as a licensee for the Licensed Intellectual Property Rights, (v) order and promptly pay for the remaining balance (order requirements specified in Schedule A less systems ordered to date during the current term of the agreement) and (vi) return all confidential information, promotional materials, marketing literature, written information and reports pertaining to the Deliverables that have been supplied by T/R. Service manuals and materials required for on-going support of IKON customers may be retained upon written request from IKON specifying the specific manuals and materials to be retained and written approval by T/R which shall not be unreasonably withheld. The following provisions of this Agreement shall survive its termination: Sections 5, 6, 10, 11, 15 and 16. In the event that IKON has any paid-up inventory of the Deliverables as of the date of termination under Section 14.2 or 14.3, termination of this Agreement shall be adjourned for a period not to exceed three (3) months, during which period IKON may continue to market and distribute its inventories of the Deliverables.

                           (c)      Neither party shall, in connection with the
expiration and/or termination of this Agreement, have the right to claim any indemnity, reimbursement or compensation for alleged loss of clientele, goodwill, loss of profits on anticipated sales or the like or have any other liability for losses or damages resulting from the expiration or termination. Each party acknowledges that it has decided and will decide on all investments, expenditures and commitments in full awareness of the possibility of its potential losses or damages resulting from such expiration or termination and being willing to bear the risk therefore; and

                           (d)      If after the expiration or termination of
this Agreement, IKON places orders and T/R accepts such orders by IKON for Deliverables thereof at the prices and terms prevailing under this Agreement or any other prices and terms, such acts on the part of T/R shall be fully gratuitous and shall not obligate T/R to continue any practice or course of trade not secured by written obligation. Any such T/R sales shall not renew this Agreement or waive its expiration or termination.

                           (e)      T/R shall make available to IKON the spare
parts or equivalent replacements during the term of this Agreement and for a minimum of seven years from the earlier of the date of termination of this Agreement, the date of discontinuance of the item or the Product or from delivery of the last unit of equipment hereunder.

         15.      INTELLECTUAL PROPERTY INDEMNIFICATION.

                  15.1 Intellectual Property. T/R shall, at its expense, defend any claim against IKON that any Licensed Intellectual Property Right or any Deliverable infringes a copyright, trade secret, patent, intellectual property or proprietary right of any third party. T/R shall pay any and all costs, expenses and damages arising from or attributable to such claim and shall hold IKON harmless with respect thereto; provided that T/R shall have no liability for any such claim to the extent the claim is based on use of an unaltered current release of the Deliverables available from T/R if such infringement would have been avoided by the use of a current unaltered release of the Deliverables available from T/R for which IKON received written notification from of the availability of such release.

                  15.2 Cooperation by IKON. IKON agrees to promptly notify T/R of the suit or claim and to furnish a copy of each communication, notice or other action relating to said claim to T/R. T/R shall have the right to assume sole authority to conduct the trial or settlement of such claim or any negotiations related thereto at T/R's expense IKON shall provide reasonable information and assistance requested by T/R in connection with such claim or suit.

          16.     GENERAL.

                  16.1 Force Majeure. T/R shall not be liable for any delay or failure in performance under this Agreement resulting directly or indirectly from acts of God.

                  16.2 Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, U.S.A., without reference to its conflicts of laws provisions.

                  16.3 Entire Agreement. This Agreement, including the Schedules and Exhibits attached hereto, constitutes the entire agreement between the parties with respect to this subject matter and supersedes all previous proposals, both oral and written, negotiations, representations, writings and all other communications between the parties. This Agreement may not be released, discharged, or modified except by an instrument in writing signed by the parties.

                  16.4 Independent Contractors. It is expressly agreed that IKON and T/R are acting hereunder as independent contractors. Under no circumstances shall any of the employees of one party be deemed the employees of the other for any purpose.

                  16.5 Notice. Any notice required to be given by either party to the other shall be deemed given if in writing and actually delivered or if deposited in the United States mail in registered or certified form with return receipt requested, postage paid, addressed to the notified party at the address set forth herein.

                  16.6    Assignment. This Agreement is not assignable by IKON.

                  16.7 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any part or provision of this Agreement.

                  16.8 Waiver. No waiver by any party hereto of any breach of any provisions hereof shall constitute a waiver of any other term of this Agreement unless made in writing signed by such party.

                  16.9 Other Distribution. Nothing in this Agreement shall be deemed to preclude T/R from distributing or licensing Deliverables and the Licensed Intellectual Property Rights, as it deems appropriate, or from appointing others to do so, in or outside of the Territory.

         17.      INTERNATIONAL MATTERS.

                  17.1 Export License. IKON shall be exclusively responsible for the procurement and renewing of all export or import licenses required under United States or any foreign law for the export or import of the Deliverables or the value added products and shall pay all costs and other expenses in connection with such procurement and renewal.

                  17.2 Export Assurance. Regardless of any disclosure made by IKON to T/R of any ultimate destination of a Deliverable or any System assembled using same, IKON shall not export or reexport directly or indirectly the Deliverable or any System assembled using same, without first obtaining the required written approval or export license, if any, to do so from the United States Department of Commerce or any other agency of the U.S. Government having jurisdiction over such transaction. IKON hereby assures T/R that it does not intend to nor will it knowingly, without the prior written consent, if required, of the Office of Export Administration of the U.S. Department of Commerce, transmit or ship the Deliverable or any System assembled using same, directly or indirectly, to any country as to which such export is made unlawful as provided in laws or by regulations issued by the U.S. Department of Commerce, or other such regulations as may be adopted from time to time.

                  17.3 Compliance with Local Laws. IKON shall be exclusively responsible at its own expense for compliance with all local laws relating to a Deliverable or any System assembled using same, in the countries in which IKON licenses or markets same.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by a duly authorized representative as of the date set forth above.

T/R SYSTEMS, INC.                                 IKON Office Solutions, Inc.


By:    /s/ Michael Kohlsdorf                      By:    /s/ Barbara Pellow
   ------------------------------------------        ---------------------------
Title: President and Chief Executive Officer      Title: Senior V.P. - Marketing
      ---------------------------------------           ------------------------

                                  SCHEDULE A-1
                         DEVICE CONNECTIVITY DEVELOPMENT

NAME OF DEVICE FOR CONNECTIVITY:         [***]

Authorized Territory for Distribution:   [***]

Non-Recurring Engineering Fee:           $[***]

Minimum Purchase Quantity (12-month period): [***]

Estimated Start date:   [***]

Estimated completion date: [***] for Phase 1&2. [***] for Phase 3.

IKON Rollout: IKON places initial stocking order of [***] systems by [***]
              Train all [***] reps and [***] Systems Analysts during August Production Conference meeting [***].
              Show [***] - T/R workflow at Seybold in San Francisco. Produce - T/R [***] Quick Start sales kit
              Produce new training for New Hire class
              Market T/R as IKON's Enterprise Doc Management Solution

T/R Project Definition:

Phase 1*:     Develop an interface between the MicroPress and the [***], using the existing [***] drivers. The MicroPress will be able to send Postscript or PCL5 formatted files to the existing Sparc front-end system for the [***]. The driver(s) created for the MicroPress must be able to access the full feature sets of the printer and finisher of the [***]. [***].

Phase 2*:     T/R will incorporate a specific hotlink from the MicroPress screen to the IKON URL that will enable users to access the IKON
              Uninterrupted Print Services Network. This access will enable the operator to send PS, PCL5 or PDF files to existing IKON BDS sites.

Phase 3**:    T/R will develop a direct interface to the Equitracs billing system. This interface will allow for the transfer of all print related data captured by the MicroPress into the Equitracs system.
              Elements to be included are; user name, number of copies, percentage of toner coverage, time of print, number of originals, and any job ticket related information.

IKON Deliverables:
              Fully configured [***]
              Specification s for the Uninterrupted Print Services Network Equitracs application software and license
              One seat in the [***] training class conducted in Atlanta

*   to be included in [***] release.
**  will be included in subsequent release
*** Confidential information has been omitted and filed separately with the Commission.

                                  ATTACHMENT B

      SPARE PARTS ORDERING POLICIES (SERVERS, MICROSCANNERS AND PRINTLINKS)

The policies and procedures which follow are subject to change upon [***] written notice.

1. Service Support. T/R shall offer to IKON spare parts required to service/repair the Products and provide IKON with a recommended spare parts stocking guide which identifies the proper type of parts to be stocked on an ongoing basis by IKON. IKON shall assume full responsibility for stocking spare parts.

2. Regular Spare Parts Ordering Procedures. T/R shall, from time to time during the term of the Agreement, make available to IKON its most current list of spare parts for the Products, and the prices then applicable thereto. In the event of manufacturer production or shipping delays, T/R shall allocate distribution of such items in a fair, and equitable manner among all customers, even though this may effectively limit delivery of ordered quantities.

         (A) Placement of Orders. IKON will place regular stocking spare parts orders by formal purchase orders via IKON's written purchase order form to T/R. A separate order must be submitted for each delivery date and T/R part number must be referenced. Additionally, spare parts order's with like delivery dates should be combined into a single order. A hard copy of all IKON telephone orders must be received by T/R within three (3) days of placement. T/R will confirm acceptance of such orders within three (3) weeks of receipt of IKON's purchase order.

         (B) Lead - Time. For all parts orders other than emergency parts orders delivery will generally be made about [***] weeks after receipt of order.

         (C) Spare Parts Availability. In the event of discontinuance of a spare part, its subsequent unavailability and need. T/R and IKON shall discuss mutually satisfactory solutions which may include provision of commercially available alternative sources.

         (D) Spare Parts Pricing. During the term of this Agreement the prices charged for spare parts will be the same as those offered to T/R's other customers purchasing similar materials in the same or lesser quantities on similar terms and conditions.

         (E) Monthly Regular Stocking Order (Standard/Special Parts) Limitations. T/R reserves the right to limit the maximum number of units of a given part to be shipped to IKON in any one (1) month.

3.       Emergency Spare Parts Support

         (A) Placement of Orders. IKON shall place emergency parts orders via Purchase Orders, Telephone or Facsimile. All "Emergency Orders" must be so noted at the time of placement and


*** Confidential information has been omitted and filed separately with the Commission.

such a legend must appear on all purchase orders. A separate order referencing T/R's part number must be submitted for each delivery date. Packing slips will bear both T/R's and IKON's part numbers if same appears on IKON's hard copy purchase order.

                  Until further notice, the telephone number for submitting facsimile orders is 770-448-3202. Hard copies of or facsimiles of IKON's telephone Emergency Orders must be received within twenty four (24) hours. T/R shall confirm Emergency Orders immediately over telephone if in stock, or it part number is out of stock, T/R will advise of estimated time of part number arrival (availability) by facsimile within five (5) working days.

                  It is understood and agreed that emergency parts support will be provided only when Equipment is inoperative at end-user's location and IKON has maintained a regular stock of spare parts which is exhausted and IKON has no inventory at hand to effect the repair or has an open order for the spare parts sought on an emergency basis.

                  T/R may decline to honor an emergency spare parts order where
(i) IKON has failed to maintain the inventory levels recommended in the Recommended Stocking List or (ii) T/R does not have such spare part in its inventory; provided however, that in such event, T/R shall advise IKON within five (5) Days of the estimated date of delivery of such spare part. Separate purchase orders must be issued by IKON for each shipment destination.

         (B) Lead-Time. Except when a spare part is not in stock, T/R will generally ship within [***] working days of the receipt of an Emergency
Order or to meet IKON's due date whichever is later.

         (C) Handling and Freight Charges. A handling charge equal to [***] percent ([***]%) of the regular IKON price for the part shall be added to any part shipped from stock, except when the part had been previously ordered by IKON and has not been delivered within the time frames set forth in 2.B above. IKON shall designate the method of delivery and shall bear the costs hereof.

         (D) Emergency Order Limitations. A daily maximum of [***] part numbers, each with no more than [***] units may be ordered.

4.       Duration of Spare Parts Support

         T/R shall make available to IKON the spare parts and consumables during the term of this Agreement and for a minimum of [***] years from the earlier of the date of termination to the Agreement, the date of discontinuance of the item or the Product or from delivery of the last unit of equipment hereunder. Thereafter, T/R shall give IKON ninety (90) days prior written notice of discontinuance and the opportunity to purchase a reasonable number of such parts within the said ninety (90) day period.

         T/R shall, from time to time, during the term of the Agreement, make available to IKON its most current list of supplies for the Products and the prices then applicable thereto. In the event of


*** Confidential information has been omitted and filed separately with the Commission.

manufacturer production or shipping delays, T/R shall allocate distribution of such items in a fair and equitable manner among all other customers, even though this may effectively limit delivery of ordered quantities.

5.       Terms of Payment for Spare Parts and Repairs

         Payment is due [***] days after bill of lading date.

         ALL SPARE PARTS PRICES FOR T/R ARE QUOTED ON A F.O.B. NEAREST U.S. SHIPPING POINT WHERE PARTS ARE THEN AVAILABLE. THEY SHALL BE INVOICED AND PAYABLE IN U.S. DOLLARS.

6.       Service Documentation

         T/R will supply IKON, one set of documentation with the initial delivery of Product. IKON may purchase reasonable additional quantities of documentation for IKON's internal use only at T/R's then prevailing prices. With reasonable lead-time, T/R shall deliver to IKON artwork for reproduce and publish portions of said documentation for incorporation in IKON's own User Manual and Field Maintenance Manual(s). Such manual(s) of IKON shall bear a copyright notice of IKON provided, however, that any copyright interest of IKON therein shall be subordinate to any existing copyright interest of T/R or such other author as T/R may designate.


*** Confidential information has been omitted and filed separately with the Commission.

                                  ATTACHMENT C

                    MICROPRESS(TM) SOFTWARE LICENSE AGREEMENT

This Software License Agreement enumerates the terms and conditions upon which T/R Systems, Inc., grants use of the MicroPress software programs ("Software") and MicroPress documentation ("Documentation") to the end-user of the MicroPress digital printing system. T/R Systems, Inc., the owner and licensor of the Software and Documentation, is referred to as "Licensor", and the end-user and purchaser of the MicroPress(R) system is referred to as the "User".

1. LICENSE. Licensor is the exclusive owner of the Software and Documentation. Licensor grants to User, and User accepts, a non-exclusive license to use the Software and Documentation.

User's right to use the MicroPress Software and Documentation under this Agreement is called the "License." Software means the computer programs included within the MicroPress digital printing system being sold to User contemporaneously with delivery of this Agreement (the "Purchased MicroPress"). Documentation means any user manual and other materials provided User relating to the Software.

2. AUTHORIZED USER. User alone has the right to use the Software and Documentation. User may not allow another person or entity to use the Software or Documentation, except to the extent permitted by Section 4 of this Agreement.

3. AUTHORIZED USE. User may use the Software and Documentation only with the MicroPress digital printing system at User's principle place of business. User may not use the Software in respect of any other printers or any other equipment whatsoever.

Without T/R Systems' prior express written consent, User may NOT (a) copy the Software, (b) copy the Documentation, other than for its internal use; (c) decompile, disassemble, reverse engineer, or cross-compile the Software or seek to do any of the foregoing; (d) merge or embed the Software into another program; or (e) modify or alter the Software or Documentation, or (f) install the Software on any equipment outside its principal place of business.

4.       ASSIGNMENT. User may assign the License to another person, but ONLY if
(a) prior written approval is obtained from the Company, (b) the assignment is for the remainder of the License term, (c) User delivers all of the Software and Documentation to the assignee, (d) the assignee delivers the Software License Agreement in this form in favor of Licensor, (e) the entire Purchased MicroPress system is transferred and delivered to the assignee and (f) the assignee agrees in writing with T/R Systems to be bound by the terms hereof.

When User assigns this License, User's right to use the Software and Documentation ends. User may not assign the License or direct product of the Software or Documentation to persons located in certain countries specified by the United States Export Administration Act.

5. TERM. The License is effective for a term coincident with use of the Purchased MicroPress. Licensor may terminate the License if User violates this Agreement. User must then return the Software and the Documentation and all copies thereof to Licensor.

6. LICENSOR'S RIGHTS. Licensor's Software and Documentation contain confidential unpublished information protected by copyright, trade secret, trademark and patent laws. User may not disclose the Software or Documentation to others, or remove or alter Licensor's ownership and copyright notices on the Software, Purchased MicroPress or the Documentation. User must prevent any unauthorized use, copying, or disclosure of the Software and Documentation. These obligations survive any termination or the License.

7. INFRINGEMENT. User shall promptly notify Licensor if any party makes a claim against User that the Software or Documentation infringes its rights. If User gives Licensor sufficient notice and such claim of infringement is deemed by Licensor to represent a bona fide claim, Licensor will at its option defend, settle or compromise such claim. Licensor may at its option make the Software and Documentation non-infringing, obtain for User the right to use the Software and Documentation, or give User an appropriate refund based on the depreciated value of the Software and the Documentation. This is User's sole remedy in the event of a claim of infringement.

8. LIMITED WARRANTY AND DISCLAIMER OF OTHER WARRANTIES AND LIABILITIES. Licensor warrants that the Software will be free of material defects for a period of [***] days immediately following the date of delivery. Without limiting the generality of the foregoing, Licensor shall not have any responsibility for any third party products, service, hardware, software or other items provided with or incorporated into the MicroPress digital printing system.

EXCEPT FOR THE LIMITED WARRANTY DESCRIBED ABOVE, THERE ARE NO WARRANTIES, EITHER EXPRESSED OR IMPLIED, FOR THE SOFTWARE OR DOCUMENTATION, WHICH ARE LICENSED TO USER "AS IS." LICENSOR EXPRESSLY DISCLAIMS ANY WARRANTY AS TO PERFORMANCE OF THE SOFTWARE OR AS TO RESULTS USER MAY OBTAIN FROM IT. LICENSOR ALSO EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING (WITHOUT LIMITATION) IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

IN NO EVENT SHALL LICENSOR, OR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE CREATION, PRODUCTION, OR DELIVERY OF THE SOFTWARE OR DOCUMENTATION, BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES WHETHER ARISING IN CONTRACT OR IN TORT RESULTING FROM THE USE OF THE SOFTWARE OR DOCUMENTATION OR ARISING OUT OF ANY BREACH OF ANY WARRANTY. IN NO EVENT SHALL THE LICENSOR'S LIABILITY TO USER FOR DAMAGES OF ANY NATURE EXCEED THE TOTAL CHARGES PAID FOR THE SOFTWARE OR DOCUMENTATION BY THE USER.


*** Confidential information has been omitted and filed separately with the Commission.

9. GENERAL. This Agreement shall be governed by the laws of the State of Georgia and the United States. If, notwithstanding the foregoing choice of law, the law of another jurisdiction is applied to this Agreement, then any term of this Agreement found to be inconsistent with such law shall automatically be deemed to be revised to the limited extent necessary to comport with such law without affecting any of the remaining terms. Any waiver by Licensor of a breach of this Agreement shall not constitute a waiver of any later breach. No legal action arising out of this Agreement may be commenced by User more than one year after the cause of action has accrued. In any legal action to enforce this Agreement, the prevailing party shall be entitled to recover reasonable expenses and attorneys' fees. This Software License Agreement shall not be deemed in any manner to alter, modify or amend in any manner whatsoever the terms and conditions of any agreement between User and IKON Office Solutions, Inc. and/or IOS Capital, Inc. All of the obligations of User under such agreements shall continue in full force and effect notwithstanding any termination, cancellation, waiver or claim arising under this Software License Agreement. In the event of a default by you under any such agreement, IKON Office Solutions, Inc. and/or IOS Capital, Inc. may in addition to any other remedies it may have, elect to terminate your license hereunder and/or remove the Software and Documentation.

This Agreement represents the entire and complete agreement between the parties hereto, and supersedes any prior agreement, oral or written, and any other communications between the parties on the Software and Documentation. This Agreement will be effective upon delivery of the MicroPress digital printing system together with the License Software and Documentation.

T/R Systems, Inc.
1300 Oakbrook Drive
Norcross, GA  30093

         IKON NORTH AMERICAN PRICE LIST

                  Effective July 27, 2000


PRODUCT                             DESCRIPTION                                     MODEL CODE              IKON NET   SUGG RETAIL
----------------------------------------------------------------------------------------------------------------------------------
MicroPress Workgroup Server         Includes single 500MHz PIII,128MB RAM,          TR-CSWG-00              $[***]     $[***]
                                    13.6GB HDD,NT Workstation, MicroPress RIP,
                                    PrintStation Manager, Manual Job Parsing,
                                    Imposition, Variable Forms, Keyboard, mouse
                                    17" monitor
----------------------------------------------------------------------------------------------------------------------------------
Multisync 1810 LCD Monitor          Flat screen monitor                             TR-OPHDISP-01           $[***]     $[***]
----------------------------------------------------------------------------------------------------------------------------------
PowerStation                        Console stand for server & monitor              TR-OPHCNSL-01           $[***]     $[***]
----------------------------------------------------------------------------------------------------------------------------------
[***] software                      OutPut Enable software for the [***]            TR-[***]ENABLE-01       $[***]     $[***]
                                    (ONE REQUIRED FOR EACH [***])
----------------------------------------------------------------------------------------------------------------------------------
Two Device Network Support          One required for every two [***]'s              TR-CONNDS2              $[***]     $[***]
----------------------------------------------------------------------------------------------------------------------------------
SOFTWARE UTILITIES
Archive to PDF                      software only                                   TR-SW1ARCPDF            $[***]     $[***]
Document Merge                      software only                                   TR-SW1DOCMERGE          $[***]     $[***]
Image Editing and OCR               software only                                   TR-SW1IMAGOCR           $[***]     $[***]
Image Manipulation                  software only                                   TR-SW1IMAGEMAP          $[***]     $[***]
Job Scripting                       software only                                   TR-SW1JOBSCRIPT         $[***]     $[***]
Numbering                           software only                                   TR-SW1PAGENUM           $[***]     $[***]
PSM to TIFF                         software only                                   TR-SW1PSMPDF            $[***]     $[***]
e-Ticket PowerPack                  CD's and software for electronic job ticketing  TR-SW1ETICKET           $[***]     $[***]
Imaging PowerPack                   Software only; includes OCR, Image              TR-SW1IMAGING           $[***]     $[***]
                                    Editing, MicroTIFF,
                                    PSM to TIFF
Document PowerPack Plus             Software only; includes Document Merge, Image   TR-SW1DOCPP1            $[***]     $[***]
                                    Man.
                                    Numbering, PSM to PDF, Archive to PDF, Scripting

*** Confidential information has been omitted and filed separately with the Commission.

Annual Rebate Structure:

                        SYSTEMS PURCHASED*                            EARNED REBATE
                        ------------------                            -------------
                        [***]                                         [***]% of purchases
                        [***]                                         [***]% of purchases
                        [***]                                         [***]% of purchases

            * systems purchased through T/R Systems or Ricoh


*** Confidential information has been omitted and filed separately with the Commission.